Exhibit 10.1

Compensation of Jeremy B. Ford

Until March 27, 2021

Annual Base Salary:	$775,000

Annual Incentive Plan:	Mr. Jeremy Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan, as amended. His target is 100% of Annual Base Salary.

Long-Term Incentive Plan:	Mr. Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan.

After March 27, 2021

Annual Base Salary:	$800,000

Annual Incentive Plan:	Mr. Jeremy Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan, as amended. His target is 100% of Annual Base Salary.

Long-Term Incentive Plan:	Mr. Ford is entitled to participate in the Hilltop Holdings Inc. 2012 Annual Incentive Plan.